EXHIBIT 10.39.1



               CONSENT AND AMENDMENT NO. 1 TO THE CREDIT AGREEMENT

         CONSENT AND AMENDMENT TO THE CREDIT AGREEMENT, dated as of July 5, 2006 (this "AMENDMENT"), by and among Tarrant Apparel Group, Fashion Resource (TCL), Inc., TAG Mex, Inc., United Apparel Ventures, LLC, Private Brands, Inc. and No!Jeans, Inc., as borrowers (the "BORROWERS"), and each of the entities listed as a guarantor on the signature pages hereto, as guarantors (each a "GUARANTOR" and collectively, the "GUARANTORS"; the Borrower and each Guarantor individually, a "CREDIT PARTY" and collectively, the "CREDIT PARTIES"), and each of the entities listed as a lender on the signature pages hereto (individually, a "LENDER" and, collectively, the "LENDERS") and Guggenheim Corporate Funding, LLC, as administrative agent and as collateral agent (the "AGENT").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the parties entered into a Credit Agreement, dated as of June 16, 2006, pursuant to which the Lenders made available to the Borrowers certain loans and the Borrowers and the other Credit Parties provided a continuing security interest in the collateral identified therein to secure the prompt payment to the Lenders of the obligations identified therein;

         WHEREAS, the Borrowers have requested that the Required Lenders consent to a limited waiver of Section 6.1.13(b) of the Credit Agreement so that PCBR and TAG may enter into a Termination and Settlement Agreement between PBCR, Tarrant and Cynthia Rowley (such Termination and Settlement Agreement, in the form provided to the Administrative Agent prior to the date hereof, with such modifications thereof as may be acceptable to the Administrative Agent, the "SETTLEMENT AGREEMENT"); and

         WHEREAS, the Borrowers have further requested that the Required Lenders consent to certain amendments to the Credit Agreement relating to the use of proceeds and borrowing procedures contemplated by Section 2.4 thereof; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement to give effect to the changes set forth below;

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, it is agreed that the Credit Agreement is amended as follows:

1.       DEFINITIONS

Capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Amendment as a whole.


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2.       CONSENT AND WAIVER

         2.1. WAIVER OF SECTION 6.1.13(b). The Lenders hereby waive the requirements of SECTION 6.1.13(b) of the Credit Agreement, solely to the extent that such provisions would be violated by PBCR's and TAG's entry into the Settlement Agreement and its performance thereof.

         2.2. WAIVER OF IRREVOCABILITY OF BORROWING NOTICE. The parties hereby agree that the Borrowing Notice delivered by TAG on June 23, 2006, pursuant to
SECTION 3.1(d) of the Credit Agreement is hereby revoked, and the parties agree that in the irrevocability requirement contained in the last sentence of SECTION 3.1(d) of the Credit Agreement shall be deemed to be waived with respect to such Borrowing Notice.

3.       AMENDMENTS

         3.1. AMENDMENTS. Effective upon the satisfaction of each of the conditions precedent set forth in Section 5 below, the Credit Agreement is amended as follows:

                  (a) The definitions of "Subordinated Debt Repayment" and "Subordinated Debt Repayment Date" are hereby deleted. The following definitions shall be added to the Credit Agreement, in each case in alphabetical order:

         ""SUBORDINATED DEBT WARRANTS" has the meaning specified in SECTION 10.19(a).

         "SUPPLEMENTAL LOAN" has the meaning specified in SECTION 2.4.

         "SUPPLEMENTAL LOAN DATE" has the meaning specified in SECTION 3.1(d).

         "SUPPLEMENTAL LOAN USE" has the meaning specified in SECTION 2.4."

                  (b) SECTION 2.4 is deleted in its entirety and replaced by the following:

         "Section 2.4 SUPPLEMENTAL LOAN. The Borrowers may, within one hundred eighty (180) days of the date hereof, by delivery of a Borrowing Request to the Administrative Agent pursuant to Section 3.1(d), request that the Lenders make term loans to the Borrowers in an aggregate principal amount of up to $7,000,000 (the "SUPPLEMENTAL LOAN"). Any such Borrowing Request shall specify the proposed use of the proceeds of the Supplemental Loan (the "SUPPLEMENTAL LOAN USE"). In addition to the conditions specified in Section 3.1(d), the obligation of the Lenders to make such term loans shall be subject to the Borrowers making a representation and warranty as to the matters specified in
         Article 5 as of the date of such Supplemental Loan (except to the extent such representations and warranties specifically relate to an earlier date)."

                  (c) SECTION 3.1(d) is deleted in its entirety and replaced by the following:

         "(d) The Borrowers shall deliver to the Administrative Agent a Borrowing Request not later than 2:00 p.m. (New York City time) five
         (5) Business Days in advance of the Business Day that the Borrowers wish to draw a the Supplemental Loan (the "SUPPLEMENTAL LOAN DATE"). The Administrative Agent shall promptly notify each Lender of the


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         Supplemental  Loan Date  specified in the Borrowing  Request under this
         SECTION 3.1(D). Each Lender shall deposit in the account specified by the Administrative Agent an amount equal to its share of such Loan in immediately available funds on the Supplemental Loan Date. Subject to the satisfaction of the conditions set forth in SECTION 2.4 and the conditions precedent set forth in 4.1.3, 4.1.7, 4.1.10, 4.1.23, 4.1.24,
         4.1.25,  4.1.26,  4.1.27,  4.1.28, and 4.1.30, the Administrative Agent
         shall make the proceeds of such Loan received by it available to the Borrowers on the Supplemental Loan Date. The Borrowing Request given pursuant to this SECTION 3.1(d) shall be irrevocable and binding on the Borrowers."

                  (d) SECTION 6.1.16(a) is amended by replacing clause (iii) with the following:

         "(iii) the proceeds of any Loans made under SECTION 2.4 shall be used only for the Supplemental Loan Use."

                  (e) SECTION 10.19(a) is deleted in its entirety and replaced with the following:

         "(a) The Lenders and the Credit Parties agree to characterize the Initial Loan made by each lender (in an aggregate amount of $15,500,000), excluding for this purpose the Delayed Draw and the Supplemental Loan, together with the Guggenheim Warrants issued to such Lender (excluding any Guggenheim Warrants issued as a result of the Borrowers having requested to draw a loan in addition to the Initial Loan, such excluded warrants, the "SUBORDINATED DEBT WARRANTS") as investment units for all U.S. federal income tax purposes. The Lenders and the Credit Parties agree to characterize the Subordinated Debt Warrants for all U.S. federal income tax purposes as a commitment fee."

                  (f) SECTION 10.19(b) is amended by deleting the first sentence and replacing it with the following:

         "Within forty-five days after the end of Fiscal Year 2006, the Administrative Agent shall determine the value of the Guggenheim Warrants and shall notify the Lenders and TAG of such valuation."

                  (g) SECTION 10.19 is amended by adding the following:

         "Notwithstanding anything to the contrary in this Agreement, if the Administrative Agent determines that the transactions under this Agreement are more accurately characterized for U.S. federal income tax purposes in a manner other than the characterizations under Sections 10.19(a) and 10.19(c), then the Administrative Agent will notify the Lenders and Credit Parties of such revised characterizations within forty-five days after the end of Fiscal Year 2006. The Lenders and Credit Parties hereby agree to abide by the Administrative Agent's determination and the Lenders and Credit Parties agree that any tax return or tax report filed by such Lender or Credit Party will be consistent with such revised characterizations."

         3.2. FULL FORCE AND EFFECT. Except as expressly modified by this Amendment, the Credit Agreement shall remain in full force and effect. Each reference in the Credit Agreement to "this Agreement" or "hereto" or


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"hereunder",  and each  reference  in the other  Loan  Documents  to the  Credit
Agreement (however expressed), shall mean the Credit Agreement as amended by this Amendment, unless the context otherwise requires.

4.       REPRESENTATIONS AND WARRANTIES

         Each of the Credit Parties hereby represents and warrants that, after giving effect to this Amendment, all of its representations in the Loan Documents are true and correct as of the date hereof in all material respects (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, and except for changes after the Closing Date which are not prohibited by any Loan Document).

5.       MISCELLANEOUS

         5.1. FEES AND EXPENSES. The Credit Parties, jointly and severally, agree to pay all reasonable out-of-pocket costs, fees and expenses of each of the Lenders and the Agent in connection with the preparation of this Amendment and the transactions contemplated thereby, including, without limitation, all reasonable legal fees and expenses of Sullivan & Cromwell LLP, counsel to the Lenders and the Agent.

         5.2. WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS.

         5.3. SEVERABILITY. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Amendment shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         5.4. BINDING EFFECT; BENEFITS. This Amendment and the other Loan Documents shall be binding upon, and inure to the benefit of, the successors of each Credit Party and each Lender and the assigns, transferees and endorsees of each Lender.

         5.5. CONFLICT OF TERMS. Except as otherwise provided in this Amendment or any of the other Loan Documents by specific reference to the applicable provisions of this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Amendment shall govern and control.

         5.6. GOVERNING LAW. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state.


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         5.7.  SECTION  AND OTHER  HEADINGS.  The  section  and  other  headings contained in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment.

         5.8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

IN WITNESS WHEREOF, the Credit Parties and the Lenders have executed this Amendment as of the day and year first above written.

                                        BORROWERS


                                        TARRANT APPAREL GROUP, as Borrower


                                        By:   /S/ GERARD GUEZ
                                             -----------------------------------
                                              Name: Gerard Guez
                                              Title: Chairman of the Board


                                        NO! JEANS, INC., as Borrower


                                        By:   /S/ CORAZON REYES
                                             -----------------------------------
                                              Name: Corazon Reyes
                                              Title: Chief Financial Officer


                                        TAG MEX, INC., as Borrower


                                        By:   /S/ CORAZON REYES
                                             -----------------------------------
                                              Name: Corazon Reyes
                                              Title: Chief Financial Officer


                                        FASHION RESOURCE (TCL), INC., as
                                        Borrower


                                        By:   /S/ CORAZON REYES
                                             -----------------------------------
                                              Name: Corazon Reyes
                                              Title: Chief Financial Officer


                                        PRIVATE BRANDS, INC., as Borrower


                                        By:   /S/ CORAZON REYES
                                             -----------------------------------
                                              Name: Corazon Reyes
                                              Title: Chief Financial Officer


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


                                        UNITED APPAREL VENTURES, LLC, as
                                        Borrower


                                        By:   /S/ CORAZON REYES
                                             -----------------------------------
                                              Name: Corazon Reyes
                                              Title: Chief Financial Officer



                                        AGENT

                                        GUGGENHEIM CORPORATE FUNDING, LLC,
                                        as Administrative Agent and Collateral
                                        Agent


                                        By:   /S/ TODD L. BOEHLY
                                             ------------------------------
                                              Name:  Todd L. Boehly
                                              Title:  Managing Director



                                        LENDERS


                                        ORPHEUS HOLDINGS LLC

                                        By: GUGGENHEIM INVESTMENT MANAGEMENT,
                                        LLC as Manager


                                        By:   /S/ STEPHEN D. SAUTEL
                                             -----------------------------------
                                              Name:  Stephen D. Sautel
                                              Title:  Managing Director


                                        NORTH AMERICAN COMPANY FOR LIFE AND
                                        HEALTH INSURANCE

                                        By: MIDLAND ADVISORS COMPANY as its
                                        Agent


                                        By:   /S/ STEPHEN D. SAUTEL
                                             -----------------------------------
                                              Name:  Stephen D. Sautel
                                              Title:  Managing Director


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                                        MIDLAND NATIONAL LIFE INSURANCE COMPANY

                                        By: MIDLAND ADVISORS COMPANY as its
                                        Agent


                                        By:   /S/ STEPHEN D. SAUTEL
                                             -----------------------------------
                                              Name:  Stephen D. Sautel
                                              Title:  Managing Director



                                        GUARANTORS


                                        JANE DOE INTERNATIONAL, LLC


                                        By:   /S/ CORAZON REYES
                                             -----------------------------------
                                              Name: Corazon Reyes
                                              Title: Chief Financial Officer


                                        TAG MEX, LLC


                                        By:   /S/ CORAZON REYES
                                             -----------------------------------
                                              Name: Corazon Reyes
                                              Title: Chief Financial Officer


                                        ROCKY APPAREL, LLC


                                        By:   /S/ CORAZON REYES
                                             -----------------------------------
                                              Name: Corazon Reyes
                                              Title: Chief Financial Officer


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